UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 19, 2020

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Senior Notes Offering

On November 19, 2020, The AES Corporation (“AES” or the “Company”) issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”) announcing its proposed offering (the “Offering”) of Senior Notes due 2026 (the “2026 Notes”) and Senior Notes due 2031 (the “2031 Notes”, and together with the 2026 Notes, the “New Notes”). In accordance with Rule 135c(d) under the Securities Act, a copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Tender Offers and Consent Solicitations

On November 19, 2020, AES issued a press release announcing the commencement of its cash tender offers (each a “Tender Offer” and together the “Tender Offers”) to purchase any and all of its outstanding 5.500% senior notes due 2025 (the “ 2025 Notes”), 6.000% senior notes due 2026 (the “6.000% 2026 Notes”) and 5.125% senior notes due 2027 (the “2027 Notes” and, together with the 2025 Notes and the 6.000% 2026 Notes, the “Tender Offer Notes”) and related consent solicitations to the indenture governing the Tender Offer Notes that would substantially eliminate all of the restrictive covenants and events of default as well as to reduce the minimum notice requirements for optional redemption with respect to the Tender Offer Notes from thirty days to three days (each a “Consent Solicitation” and together the “Consent Solicitations” and, together with the Tender Offers, the “Tender Offers and Consent Solicitations”), subject to certain conditions, including the consummation of the Offering. The Tender Offers and Consent Solicitations are being made only pursuant to the Offer to Purchase and Consent Solicitation Statement dated November 19, 2020 which more fully sets forth the terms of the Tender Offers and Consent Solicitations. A copy of the press release announcing the Tender Offers and Consent Solicitations is attached hereto as Exhibit 99.2 and incorporated by reference herein.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any Tender Offer Notes or any other security.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, the intended offering of the Notes, which are subject to risks and uncertainties such as general economic conditions and the ultimate allocation of amounts relating to the offering of the New Notes to eligible green projects under AES’ green financing framework and other risks and uncertainties. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in AES forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’ filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7: Management’s Discussion & Analysis in AES’ 2019 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any Stockholder who desires a copy of the Company’s 2019 Annual Report on Form 10-K filed February 28, 2020 with the SEC may obtain a copy (excluding Exhibits) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. A copy of the Form 10-K may also be obtained by visiting the Company’s website at www.aes.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 19, 2020, announcing the Offering.
99.2	Press Release, dated November 19, 2020, announcing the Tender Offers and Consent Solicitations.
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Gustavo Pimenta
Name:	Gustavo Pimenta
Title:	Executive Vice President and Chief Financial Officer

Dated: November 19, 2020